                                                               EXHIBIT 99.1


                       FIRST AMENDMENT TO
                       ------------------
             CREDIT AGREEMENT (MULTI-YEAR FACILITY)
             --------------------------------------


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (MULTI-YEAR FACILITY) (this "First Amendment") is dated as of May 17, 1994 and is entered into by and among MATTEL, INC., a Delaware corporation (the "Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (the "Banks"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Banks (the "Agent") and amends the Credit Agreement (Multi-Year Facility) dated as of March 18, 1994 among the Company, the Banks and the Agent (the "Agreement").

                            RECITAL
                            -------

          The Company has requested that the Banks and the Agent amend the Agreement, and the Banks and Agent are willing to amend the Agreement on the terms and conditions set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Terms. All capitalized terms used herein have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.


          2. Amendments. The parties hereto agree that the Agreement is amended as follows:

          2.1 The definition of "Certificate of Deposit Rate" within the definition of "CD Rate" in Section 1.1 of the Agreement is amended by deleting "Reference Banks" on the next-to-last line thereof and inserting "Agent" in lieu thereof.

          2.2 Section 1.1 of the Agreement is amended by inserting the following definition in proper alphabetical order:

                    "'Commitment' means the Aggregate Loan
          Commitment, the Aggregate 364-Day Commitment or the
          Aggregate Receivables Commitment (collectively, the
          "Commitments").

          2.3 Section 2.5 of the Agreement is amended and restated in its entirety as follows:

                         "2.5 Adjustments of Aggregate Loan
          Commitment and Aggregate Receivables Commitment.

                    "(a)  Reduction and Termination of
          Commitments. The Company may from time to time, in accordance with Section 2.5(c), reduce or terminate the Aggregate Loan Commitment or the Aggregate Receivables Commitment. The Company may effect changes in the Aggregate 364-Day Commitment pursuant to the 364-Day Facility. Any reduction or termination of any Commitment pursuant to this Section 2.5(a) shall be permanent.

                    "(b)  Reallocation of Commitments.  In
          addition, the Company may from time to time, in accordance with Section 2.5(c), (i) reallocate the Aggregate Receivables Commitment to the Aggregate Loan Commitment and/or (ii) reallocate the Aggregate Loan Commitment to the Aggregate Receivables Commitment; provided, however, that (x) the Company may not deliver a Change in Commitment Notice (as hereafter defined) to the Agent to reallocate Commitments pursuant to this
          Section 2.5(b) more than four times in any consecutive 12-month period, (y) the Aggregate Receivables Commitment may not exceed $250,000,000 at any time, and
          (z) the Aggregate Loan Commitment may not be reduced to less than $125,000,000 pursuant to this Section 2.5(b) at any time.

                    "(c) Procedures. (i) The Company may effect the termination, reduction or reallocation of the Aggregate Loan Commitment or the Aggregate Receivables Commitment by delivering a fully completed notice (a "Change in Commitment Notice") to the Agent substantially in the form of Exhibit H not less than three Business Days' prior to the date of the requested termination, reduction or reallocation.

                    "(ii) Promptly after receipt of any Change in Commitment Notice (and in no event later than the end of the following Business Day), the Agent shall notify each Bank and the Transfer and Administration Agent thereof. In the case of any reduction, termination or reallocation of the Aggregate Receivables Commitment, the Agent shall directly contact the Transfer and Administration Agent for any relevant information.

                    "(iii) Any partial reduction or reallocation of a Commitment shall be in an aggregate minimum amount of $10,000,000 for each such Commitment, and integral multiples of $1,000,000 in excess of that amount for each such Commitment. Any reduction or reallocation of any Commitment shall be applied to each Bank in accordance with such Bank's Pro Rata Share thereof.

          All accrued commitment fees to, but not including the effective date of any termination of any Commitment, shall be paid on the effective date of such termination.

                    "(iv)  No reduction, termination or
          reallocation of any Commitments shall be permitted if, after giving effect thereto and to any prepayments made on the effective date thereof, (A) the outstanding principal amount of the Loans hereunder would exceed the Aggregate Loan Commitment; or (B) the Total Outstanding Investment would exceed the Aggregate Receivables Commitment.

                    "(v) Concurrently with any termination, reduction or reallocation of the Aggregate Loan
          Commitment, the Company shall sign such amended Notes as requested by the Banks through the Agent to reflect such change."

          2.4 A new Section 2.9(c) is inserted into the Agreement immediately following Section 2.9(b) as follows:

                    "(c) The Company shall pay to the Agent such fees as may from time to time be agreed upon between the Company and the Agent."

          2.5 Section 4.2(b) of the Agreement is amended and restated in its entirety as follows:

                    "(b) The representations and warranties of the Company contained in any Loan Document (except the representation and warranty contained in Section 5.9 and, in the case of a borrowing of Loans where the aggregate principal amount of the Loans being made on that Funding Date equals or is less than the aggregate principal amount of Loans maturing on that Funding Date, the representation and warranty contained in
          Section 5.11), shall be true, correct and complete in all material respects on and as of that Funding Date, to the same extent as though made on and as of that Funding Date; and"

          2.6 Section 7.6 of the Agreement is amended by deleting "$736,000,000" and inserting "$655,000,000" in lieu thereof.

          2.7 A new Exhibit H is added to the Agreement in the form of Exhibit H hereto.

          3. Representations and Warranties. The Company represents and warrants to the Banks and the Agent:

          3.1 Authorization. The execution, delivery and performance of this First Amendment by the Company has been duly authorized by all necessary corporate action by the Company and has been duly executed and delivered by the Company.

          3.2 Binding Obligation. This First Amendment and the Agreement are legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms, except to the extent enforceability thereof may be limited by applicable law relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by the application of general principles of equity.

          3.3 No Legal Obstacle to Agreements. Neither the execution of this First Amendment, the making by the Company of any borrowings under the Agreement, as amended hereby, nor the performance of the Agreement by the Company has constituted or resulted in or will constitute or result in a breach of the provisions of any material agreement, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or result in the creation under any material agreement of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any Governmental Person is required to be obtained by the Company to permit the execution, delivery or performance by the Company of this First Amendment, the Agreement as amended hereby, or the transactions contemplated hereby or thereby, or the making of any borrowing by the Company under the Agreement, as amended hereby.

          3.4 Incorporation of Certain Representations. The representations and warranties set forth in Section 5 of the Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

          3.5  Default.  No Default or Event of Default under the
Agreement has occurred and is continuing.


          4. Conditions, Effectiveness. The effectiveness of this First Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to
Agent:

          4.1 Corporate Resolution. A copy of a resolution or resolutions passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the effective date of this First Amendment, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this First Amendment and any note or other instrument or agreement required hereunder.

          4.2 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this First Amendment, as to the incumbency of the person or persons authorized to execute and deliver this First Amendment and any instrument or agreement required hereunder on behalf of the Company.

          4.3 Other Evidence. Such other evidence with respect to the Company or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this First Amendment and the Agreement and the compliance with the conditions set forth herein.

          5.   Miscellaneous.

          5.1 Effectiveness of the Agreements. Except as hereby amended, the Agreement shall remain in full force and effect.

          5.2 Waivers. This First Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

          5.3 Counterparts. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall not become effective until the Company, the Banks, the Agent, and Mattel Sales shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

          5.4 Jurisdiction. This First Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of California.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                         MATTEL, INC.


                         By  /s/ William Stavro
                             ---------------------------
                             Vice President and
                               Treasurer


AGENT                    BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION, as Agent


                         By  /s/ Kay Warren
                             ---------------------------
                             KAY WARREN
                             Vice President


BANKS:                   BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION


                         By  /s/ Robert W. Troutman
                             ---------------------------
                             ROBERT W. TROUTMAN
                             Vice President


                         ABN AMRO BANK N.V.


                         By  /s/ Ellen M. Coleman
                             ---------------------------
                         Title  Assistant Vice President

                         By  /s/ J. Alexander Pruijs
                             ---------------------------
                         Title  Vice President


(Signatures continue)

                         THE BANK OF CALIFORNIA, N.A.


                         By  /s/ Thomas H. Tegart
                             ---------------------------
                         Title  Vice President


                         BANQUE NATIONALE DE PARIS

                         By  /s/ Clive Bettles
                             ---------------------------
                         Title  Vice President

                         By  /s/ Rafael C. Lumanlan
                             ---------------------------
                         Title  Vice President


                         CHEMICAL BANK


                         By  /s/ John J. Huber III
                             ---------------------------
                         Title: Managing Director


                         CONTINENTAL BANK N.A.


                         By  /s/ Donald Hartmann
                             ---------------------------
                         Title  Vice President


                         DRESDNER BANK AG, Los Angeles
                           Agency

                         By  /s/ Barbara J. Readick
                             ---------------------------
                         Title  Vice President

                         By  /s/ Dennis G. Blank
                             ---------------------------
                         Title  Assistant Vice President


(Signatures continue)

                         THE FIRST NATIONAL BANK OF BOSTON


                         By  /s/ J. Peter Mitchell
                             ---------------------------
                         Title  Director


                         MANUFACTURERS & TRADERS TRUST CO.

                         By  /s/ Geoffery R. Fenn
                             ---------------------------
                         Title  Vice President


                         MARINE MIDLAND BANK

                         By  /s/ Mary Ann Tappero
                             ---------------------------
                         Title  Vice President


                         NATIONSBANK OF TEXAS, N.A.,
                           as a Bank and as Transfer
                           and Administration Agent.

                         By  /s/ J. Blake Seaton
                             ---------------------------
                         Title  Vice President


                         PNC BANK, NATIONAL ASSOCIATION

                         By  /s/ John R. Heskett
                             ---------------------------
                         Title  Commercial Banking Officer

(Signatures continue)

                         ISTITUTO BANCARIO SAN
                           PAOLO di TORINO SpA


                         By  /s/ Roberto Gorlier
                             ---------------------------
                         Title  Branch Manager


                         By  /s/ Glen Binder
                             ---------------------------
                         Title  Assistant Vice President


                         TORONTO-DOMINION (TEXAS), INC.


                         By  /s/ Warren Finlay
                             ---------------------------
                         Title  Vice President

                   EXHIBIT H TO FIRST AMENDMENT
                   ----------------------------

                                                          EXHIBIT H
                                                          ---------

                   CHANGE IN COMMITMENTS NOTICE
                   ----------------------------
                     For Multi-Year Facility
                               and
              Transfer and Administration Agreement


TO:  Bank of America National Trust
      and Savings Association, as Agent
     1455 Market Street, 12th Floor
     San Francisco, CA  94103
     Attention:  Global Agency

     NationsBank of Texas, N.A., as Agent
     444 South Flower Street, Suite 1500
     Los Angeles, Ca 90071-2901
     Attn:  J. Blake Seaton

Gentlemen:

     Pursuant to (a) Section 2.5 of that certain Credit Agreement (Multi-Year Facility) dated as of March 18, 1994, as amended (the "Credit Agreement") among Mattel, Inc., a Delaware corporation (the "Company"), the Banks named therein (the "Banks") and Bank of America National Trust and Savings Association, as Agent (the "Agent") and/or (b) Section 2.11 of that certain Amended and Restated Transfer and Administration Agreement dated as of March 19, 1994, as amended, among Mattel Sales Corp., as transferor, the Company, as guarantor and servicer, the banks named therein, and NationsBank of Texas, N.A., as Transfer and Administration Agent, please effect the following changes in the Aggregate Receivables Commitment/Facility Limit and/or the Aggregate Loan Commitment:


     1.   Effective Date of Change:
          ------------------------

          __________ __, 19__


     2.   Requested Change:
          ----------------

          a. Please permanently reduce the [Aggregate Receivables Commitment/Facility Limit] [Aggregate Loan Commitment] by $___________.

          b.   Please permanently terminate the [Aggregate
          Receivables Commitment] [Aggregate Loan Commitment].

          c.   Please reallocate $___________ from the [Aggregate
          Receivables Commitment/Facility Limit] [Aggregate Loan
          Commitment] to the [Aggregate Loan Commitment] [Aggregate Receivables Commitment/Facility Limit].


     3.   Summary of Changes:
          ------------------

                              Before Change     After Change
                              in Commitment/    in Commitment/
                              Facility Limit:   Facility Limit:
                              --------------    --------------

Aggregate Loan Commitment/Facility Limit:
- ----------------------------------------

Aggregate Loan Commitment     $_____________    $_____________

Aggregate Outstandings        $_____________    $_____________


Aggregate Receivables Commitment/Facility Limit:
- -----------------------------------------------

Aggregate Receivables
Commitment/Facility Limit     $_____________    $_____________

Total Outstanding Investment  $_____________    $_____________

     Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Agreement. "Facility
Limit" is used herein as defined in the above-referenced Amended and Restated Transfer and Administration Agreement.

DATED: __________________

                                   MATTEL, INC.

                                   By _______________________
                                   Name _____________________
                                   Title ____________________


*Signature required only           MATTEL SALES CORP.*
when Aggregate Receivables
Commitment changed
                                   By _______________________
                                   Name _____________________
                                   Title ____________________

                  CONSENT OF MATTEL SALES CORP.
                  -----------------------------


       The undersigned Mattel Sales Corp. hereby consents to the foregoing First Amendment to Credit Agreement (Multi-Year Facility) dated as of May 17, 1994, and reaffirms the Continuing Guaranty
(Multi-Year Facility) dated as of March 18, 1994.


                         Dated:  May 17, 1994


                         MATTEL SALES CORP.


                         By: /s/ William Stavro
                             ---------------------------
                         Title: Vice President and
                                  Treasurer